© MediciNova, Inc. 2007 Accelerating the global development and commercialization of innovative pharmaceuticals October 2007 Exhibit 99.1

© MediciNova, Inc. 2007 2
This presentation contains forward-looking statements that involve risks and uncertainties.  These forward-
looking statements include, but are not limited to, statements regarding our strategies and objectives, our plans for the development and commercialization of our product candidates, including development programs and clinical trials, our industry, our financial condition, liquidity and capital resources, the efficacy and potential benefits of our product candidates and other statements that are not historical facts. These forward-looking statements may be preceded by, followed by or otherwise include the words “believes,”
“expects,” “anticipates,” “intends,” “estimates,” “projects,” “can,” “could,” “may,” “will,” “would” or similar expressions.  Actual results or events may differ materially from those expressed or implied in any forward-
looking statements due to various factors, including, without limitation, the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for our product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approvals, our reliance on third parties and the timing, cost and design of future clinical trials and research activities, the timing of our expected filings with the FDA, the failure to execute strategic plans or strategies successfully, our collaborations with third parties, intellectual property and contract rights, and the other risks and uncertainties described in our filings with the Securities and Exchange
Commission, including our annual report for the year ended December 31, 2006 and our subsequent periodic reports on Forms 10-Q and 8-K. You should not rely unduly on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update publicly or revise any forward-looking statements discussed in this presentation.

# Corporate Overview: MediciNova, Inc.

MEDICINOVA

© MediciNova, Inc. 2007 3
US-Based Pharmaceutical
Development Company:
–
Unique access to differentiated, high-value
assets primarily from Japanese alliances
New Approaches to Treat
Serious Medical Conditions:
–
Easy intravenous formulation to treat
Status Asthmaticus patients
–
Safe and potential disease modifying
(neuroprotection) therapy for Multiple Sclerosis
Diverse Pipeline:
–
Additional upside with six more compounds in
development for various indications
MediciNova Headquarters:
San Diego, CA

# Business Model: Return On Investment

Kyorin

KISSEI

Mitsubishi Pharma Corporation

ANGIOGENE PHARMACEUTICALS LTD

Meiji

MEDICINOVA

© MediciNova, Inc. 2007 4
In-License:
–
Product candidates ready to enter clinical or
preclinical development
Proof-of-Concept Trials:
–
Conduct Phase I and Phase II trials to prove safety
and efficacy of compound
Two Pathways Towards ROI
After Phase II:
–
Continue internal development of compound
towards commercialization
–
Seek partnership for compound

# A Focused Development Plan

Compound
2007
2008
2009
2010
2011
1H
2H
1H
2H
1H
2H
1H
2H
1H
2H
MN-221
(Status Asthmaticus)
MN-166
(Multiple Sclerosis)

MEDICINOVA

© MediciNova, Inc. 2007 5
*  Extended Dosing (4 Hour Infusion)
** Anticipated commencement and completion dates based on current projections
† Filing as early as 2H’10
*  Extended Dosing (4 Hour Infusion)
** Anticipated commencement and completion dates based on current projections
† Filing as early as 2H’10
Phase IIa**
Phase IIb**
Phase III**
Phase II**
Phase III (EU)**
Phase III (USA)**
NDA
†
Ph IIa*
MTD**

# MN-221: A New Approach to Treating Status Asthmaticus

MEDICINOVA

© MediciNova, Inc. 2007
Definition:
Long-lasting and severe asthma episode that is not responsive to initial bronchodilator or corticosteroid therapy
Market Opportunity:
•~1.9 million emergency room visits in the U.S. each year*
•~500,000 hospitalizations & ~4,000 deaths annually in the U.S.*
Current Standard of Care:
•Beta
agonists, inhaled or nebulized (all patients)
•Corticosteroids,
IV or oral (66 – 77% of pts)
*Source:  National Center for Health Statistics/CDC
6
Phase IIa Study;  Positive Results October 2007

# Competitive Advantages of MN-221

***β***

| Human β–Adrenergic Receptor Selectivity | | | |
|---|---|---|---|
| Drug | Adrenoceptor ($IC_{50}$, uM) | | $\beta_2$-Adrenoceptor Selectivity |
| | $\beta_1$ | $\beta_2$ | ($IC_{50}$ for $\beta_1$/$IC_{50}$ for $\beta_2$) |
| MN-221 | 1.39 | 0.0224 | 62.1 |
| Albuterol (Salbutamol) | 5.63 | 1.56 | 3.61 |

Displacement of [$^3$H]-cyanopindolol or [$^3$H]-CGP 12177 binding in membrane preparations expressing human cloned $\beta_1$- and $\beta_2$-adrenoceptors, respectively

MEDICINOVA

© MediciNova, Inc. 2007 1. Proven mechanism of action ( 2 -adrenergic agonist) 2. Rapid, reliable IV delivery (vs. inhaled/nebulized) 3. Safer (greater selectivity = fewer cardiovascular SE) 7

# Efficacy in Asthma Demonstrated: Effects on FEV1

Mean FEV1 (L) Change from Pre-infusion

MEDICINOVA

© MediciNova, Inc. 2007
-0.01
0.06
p=0.3626
0.14
p=0.1377
0.15
p=0.0106
0.30
p<0.0001
0.28
p=0.0006
0.45
p<0.0001
0.30
p<0.0001
-0.1
0
0.1
0.2
0.3
0.4
0.5
Placebo .35 ug/min 1.0 ug/min 3.5 ug/min 10 ug/min 16 ug/min 30 ug/min 60 ug/min
Dose MN-221
Dose-Response p-value < 0.0001
8

© MediciNova, Inc. 2007
•
In the Phase IIa study there were no clinically significant cardiovascular, electrocardiogram (ECG), or vital sign changes, nor were there any other safety concerns observed at any dose tested
•
MN-221 has been tested in over 300 subjects in the US and Europe to date
•
Subjects have had infusions of 16 micrograms/minute of up to 4-hours with MN-221 with no clinically significant adverse events reported
–
Subjects have had infusions at lower doses of up to 24-hours with no clinically significant adverse events reported
•
MN-221 is a partial agonist for the
ß

receptor in the heart and a full agonist for the
ß

receptor in the lungs; which in addition to its high selectivity may explain why no clinically significant cardiac events are seen with this drug

© MediciNova, Inc. 2007

•
Announced positive Phase IIa results in October 2007
•
Commence Phase IIb study to test efficacy of MN-221 in
Status Asthmaticus patients in the emergency room
–
Anticipated commencement date: Q2’08
–
Results expected as early as Q2’09
•
Commence second Phase IIa study for Extended Dosing (4
Hour Infusion)
–
Anticipated commencement date: Q1’08
–
Results expected as early as Q3’08

# MN-166 is a Next Generation Treatment for Multiple Sclerosis

MEDICINOVA

© MediciNova, Inc. 2007
In an oral delivery form, MN-166 provides a
high degree of safety with a broader
(neuroprotective
+ anti-inflammatory)
efficacy profile than interferons.
Based on clinical and radiologic findings,
MN-166 has the potential to modify disease
progression by mitigating neuronal
damage and to meet the need for a new MS
therapy sought by the MS scientific
community.

# MN-166 Targets Chronic and Acute Aspects of Multiple Sclerosis

MEDICINOVA

© MediciNova, Inc. 2007
CHRONIC:
•
Neuroprotective Outcome:
–
Attenuated % brain volume loss (- 0.79% vs. -1.2%)
–
P-Value: 0.0352
•
Potentially Slows Disease Progression via Neuroprotection
–
Stimulates Th2 cytokine production (IL-4, IL-10)
–
Stimulates neurotrophic factor release (NGF, GDNF, NT-4)
–
Cerebrovasodilator (via PGI
2
and/or adenosine receptors)
(Current and Developing Treatments Are
Not Neuroprotective)

# Chronic Efficacy Demonstrated: Effects on Brain Volume

Treatment

MEDICINOVA

© MediciNova, Inc. 2007 Brain volume changes are linked to axonal loss 13 1.2 0.79 0 0.2 0.4 0.6 0.8 1 1.2 1.4 Placebo 20mg, TID % Decrease in Brain Volume

# MN-166 Targets Both Chronic and Acute Aspects of Multiple Sclerosis

→

© MediciNova, Inc. 2007
ACUTE:
•
Anti-inflammatory Outcomes:
–
Pilot studies found reduced relapse rate and Th1 Th2
cytokine shift
–
Prolong time to relapse (> 1yr.)
–
Increased % relapse-free (56%)
–
Decreased T1-Gd lesion volume
•
Reduces Relapses via Inhibiting Inflammation
–
Phosphodiesterase IV and Leukotriene inhibitor
–
Inhibits nitric oxide and reactive oxygen species production
–
Inhibits Th1 cytokine production (IFN-g, TNF-a, IL-1b, IL-6)

(MN-166 Similar Acute Efficacy to
Current and Developing Treatments)
P-Value: 0.0438
P-Value: 0.033

# Acute Efficacy Demonstrated: Time to First Relapse

Product-Limit Survival Function Estimates
Probability Patient Has Not Relapsed
1
0.8
0.6
0.4
0.2
0
0
100
200
300
400
Time to Relapse
60mg/day
Placebo

| | No. of Subjects | Event | Censored | Median Survival (95% CL) |
|---|---|---|---|---|
| 60mg/day | 98 | 44% (43) | 56% (55) | NA ( 293.0 NA ) |
| Placebo | 100 | 59% (59) | 41% (41) | 244.0 ( 181.0 NA ) |

© MediciNova, Inc. 2007 Phase III endpoint for certain FDA-approved MS products 15

© MediciNova, Inc. 2007 16
•
Complete Formulation Work on Once-Daily Dosing
–
Anticipated completion date:  November 2007
•
Commence Relative Bioavailability Study (Ex-US)
–
Anticipated commencement date: Q1’08
•
Announce Two-Year Phase II Results
–
Results expected:  March 2008
•
Submit US IND
–
Submission anticipated as early as March 2008
•
Commence MTD Study
–
Anticipated commencement date: Q2’08
–
Results expected as early as Q4’08

# Commercially-Attractive Diversified Portfolio

Product Candidate (indication)
Pre-Clinical
Phase 1
Phase 2
Phase 3
Preparation
Undergoing
Complete
Preparation
Undergoing
Complete
MN-001
Bronchial Asthma
MN-305
Anxiety Disorders/Insomnia
MN-001
Interstitial Cystitis
MN-221
Preterm Labor
MN-029
Solid Tumors
MN-246
Urinary Incontinence
MN-447 & MN-462
Thrombosis

MEDICINOVA

© MediciNova, Inc. 2007 17

# Near-Term Clinical Milestones

| | |
|---|---|
| MN-221 | • Positive Phase IIa Status Asthmaticus results announced October 2007 |
| MN-305 | • Phase II Insomnia results expected October 2007 |
| MN-166 | • Two-Year Phase II results expected March 2008 |

MEDICINOVA

© MediciNova, Inc. 2007 18

© MediciNova, Inc. 2007
•
MN-305: For Insomnia
–
Phase II results expected October 2007
•
MN-166: For Multiple Sclerosis
–
Positive one-year Phase II results
announced  March 2007
•
MN-001: For Asthma
–
Once-daily formulation work ongoing; completion of new
formulation expected as early as Q2’08
–
New composition of matter patent granted; patent
protection through 2023

© MediciNova, Inc. 2007
•
Dual Listing:
–
MNOV (NasdaqGM), December 2006
–
4875 (Osaka (Hercules), February 2005
•
Cash: $85.9M as of 6/30/07
•
Expected Cash Balance:  ~$65M as of 12/31/07
•
Market cap as of 10/09/07: ~$101.27M
•
Shares outstanding: 11.9M

# Management Team with Global Experience

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|---|---|---|
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MEDICINOVA

© MediciNova, Inc. 2007 21
Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
32 Prof. USC, Pitt; Advisor to JAFCO, Tanabe
Director, Avigen, Inc.
Richard Gammans, PhD, MBA Richard Gammans, PhD, MBA
Chief Development Officer
30 Incara, Indevus, BMS
Kenneth W. Locke, PhD Kenneth W. Locke, PhD
Chief Scientific Officer
23 Tanabe Research Laboratories USA,
Indevus, Hoechst
Shintaro Asako, CPA Shintaro Asako, CPA
Chief Financial Officer
9 KPMG USA (Audit), Arthur Andersen USA
Masatsune Okajima, CMA Masatsune Okajima, CMA
VP, Head of Japanese Office
16 Daiwa Securities SMBC,
Sumitomo Capital Securities, Sumitomo Bank

© MediciNova, Inc. 2007
•
Unique In-Licensing Approach
–
Access to Differentiated, High-Value, Assets from Primarily
Japanese Alliances
•
Focused Internal Development Plan
–
MN-221: IV Formulation for Status Asthmaticus
–
MN-166: Neuroprotective Treatment for Multiple Sclerosis
•
Broad Pipeline
–
Multiple Opportunities for Value Creation through
Establishment of Partnerships